UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 29, 2021

Hanesbrands Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-32891	20-3552316
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 East Hanes Mill Road Winston-Salem, North Carolina	27105
(Address of principal executive offices)	(Zip Code)

(336) 519-8080

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 204.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, Par Value $0.01	HBI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 29, 2021, Hanesbrands Inc. (“Hanesbrands” or the “Company”) announced the appointment of Michael P. Dastugue as Chief Financial Officer, effective May 1, 2021.

Mr. Dastugue, 56, served as Executive Vice President and Chief Financial Officer of the Walmart U.S. segment of Walmart Inc. (“Walmart”), a publicly traded multinational retail company, from 2015 to 2021. Prior to that role and since 2013, he served as Executive Vice President and Chief Financial Officer of Walmart’s Sam’s Club segment. Mr. Dastugue also served as Executive Vice President and Chief Financial Officer of U.S. department store chain J.C. Penney Company, Inc. from 2011 to 2012. Mr. Dastugue earned an M.B.A. from the University of Texas at Austin and holds a B.A. in Business Administration from Texas A&M University.

Mr. Dastugue will receive an annual base salary of $750,000, a target Annual Incentive Plan (“AIP”) opportunity of $750,000, and a target Long-Term Incentive Program (“LTIP”) opportunity of $1,520,000. He will also be eligible to participate in Hanesbrands’ other employee benefits plans and arrangements on the same terms as the Company’s other executive officers. Hanesbrands will enter into a Severance/Change in Control Agreement with Mr. Dastugue on substantially the same terms and conditions as those set forth in the Form of Severance/Change in Control Agreement filed as Exhibit 10.36 to Hanesbrands’ Annual Report on Form 10-K filed with the Securities and Exchange Commission February 12, 2021.

Mr. Dastugue succeeds M. Scott Lewis, who has served as the Company’s Interim Chief Financial Officer since January 2020. Mr. Lewis will continue to serve as the Company’s principal financial officer for Securities and Exchange Commission reporting purposes until the day after the Company files its next quarterly report on Form 10-Q, and thereafter will continue to serve as the Company’s Chief Accounting Officer and Controller.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit 99.1	Press release dated April 29, 2021

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HANESBRANDS INC.

Date: April 29, 2021	By:	/s/ Tracy M. Preston
	Name:	Tracy M. Preston
	Title:	General Counsel, Corporate Secretary and Chief Compliance Officer